PSI-7977 QD with PEG/RBV:
12-week Safety, RVR, cEVR, & SVR12 in
Treatment-naïve Patients with HCV GT2 or GT3
J Lalezari, E Lawitz, M Rodriguez-Torres, A Sheikh,
B Freilich, DR Nelson, T Hassanein, M Mader,
R Hyland, E Albanis, WT Symonds, MM Berrey
PROTON
Exhibit 99.1

Financial Disclosures HCV Grant support from: Achillion BI BMS Idenix Pfizer Pharmasset, Inc Presidio Scynexis Vertex

PSI-7977 is a Potent and Specific
Nucleotide Analog Polymerase Inhibitor for HCV
Once-daily, broad HCV genotype coverage
Excellent antiviral activity
–
93-98% RVR  in GT1, GT2 or 3
No virologic breakthrough through 12 weeks
Generally safe and well-tolerated in clinical studies to date
NUCLEAR:
400mg QD monotherapy ~4.7 log
10
decline at day 7 (LB #1370)
PROTON:
200mg & 400mg QD + PEG/RBV in HCV GT 1 (LB #1372)
400mg QD + PEG/RBV in HCV GT2 or GT3
PSI-7977
PSI-7977
O
C
H3
F
HO
O
N
NH
O
O
P
O
O
N
H
O
O
CH3

Current Therapy for HCV GT2 and GT3 is
Complex and Suboptimal for Many Patients
SVR in HCV GT2: 72-82%
IFN-based regimens
– 16-24 wks of PEG/RBV; 24-48 wks for high VL, advanced fibrosis
– HCV GT, race/ethnicity, BMI, age, HCV RNA, IL28B can increase failure rates
– Relapse rates remain significant and difficult to predict
Few promising DAA options in development
– Protease inhibitors (PIs) and non-nucleoside polymerase
inhibitors (NNI) are limited by low homology of viral enzymes
– Nucleotide analogs are chain terminators
Yields consistent antiviral responses across genotypes
References: Shiffman NEJM
2007; Mangia NEJM 2005; de Leuw Liver Intl 2011
SVR in HCV GT3: 50-71%

Hypothesis HCV GT2 or GT3 can be cured with shorter duration of IFN by adding a potent nucleotide analog, PSI-7977, to PEG/RBV

Study Design
PROTON
125 treatment-naïve patients with HCV GT1
Planned 12 Week Interim analysis: Nelson, et al. EASL LB poster #1372
Week 0
12
48
72
24
SVR
Follow-Up
STOP
STOP
N=50
N=50
N=25
HCV GT1
25 treatment-naïve patients with HCV GT2/3
N=25
Week 0
12
HCV GT2/GT3
SVR24
SVR12
PSI-7977 200 mg QD
Peg-IFN + RBV
Peg-IFN + RBV
Non-RVR Peg-IFN + RBV
Non-RVR Peg-IFN + RBV
Peg-IFN + RBV
PSI-7977 400 mg QD
Peg-IFN + RBV
Peg-IFN + RBV
PSI-7977 400 mg QD
Peg-IFN + RBV

Study Population:
– Treatment-naïve, non-cirrhotic
– HCV RNA >50,000 (4.7 log
10
) IU/mL
25 subjects enrolled across 7 US sites
Study design:
– Open-label PSI-7977 400mg + PEG/RBV x 12 weeks
– Ribavirin 800-1200 mg per day
– 12 week treatment, not response-guided
Week 0
12
Study Design:
HCV GT2/3
PSI-7977 400 mg QD
PEG/ RBV
SVR12
SVR24

GT2
n=15
GT3
n=10
Overall
n=25
Median HCV RNA
(log
IU/mL)
6.4 5.6
6.1
Gender (M/F) 8/7 8/2
16/9
Median Age (yrs) 51 41
47
Mean BMI 29.8 26.2
28.3
IL28B
(CC
v T allele)
4
/ 11
3
/ 8
7 / 18
(28%)
PROTON HCV GT2/3:
Baseline Demographics
10

Week 2
Week 4
RVR
Week 12
cEVR/EOT
SVR12
n
(evaluable)
24 24 24 24
HCV RNA < LOD* 21 24 24 24
% Response 88% 100% 100% 100%
Lost to follow-up 1 1 1 1
% Response (ITT) 84% 96% 96% 96%
PROTON HCV GT2/GT3
Antiviral Responses
24/25 enrolled subjects completed therapy
– One subject lost to follow-up after day 1
Consistent HCV RNA reduction: 24/24 RVR & cEVR/EOT
– No difference in viral kinetics: GT 2 v GT 3; IL28B CC v T allele
No virologic breakthrough; no post-therapy relapse through 12 wks
SVR12 in 24/24 subjects with evaluable data
*Roche COBAS TaqMan, LOD 15 IU/mL

Not possible to analyze impact of BL predictors of
response with 100% RVR and 100% SVR12 in all 24
evaluable subjects
An analysis of time to HCV RNA <LOD
with BL
predictors of negative response to IFN was conducted
– HCV GT, age, gender, IL28B, baseline HCV RNA, BMI
No meaningful correlation with time to achieve HCV
RNA <LOD was observed
– BMI >30 had OR 0.92 (95% CI 0.8, 0.98) correlated with
increased time to HCV RNA <LOD, but not RVR or SVR12
PROTON HCV GT2/GT3
Predictors of Response

↑

HCV RNA (log10 IU/mL)

PHARMASSET
WHERE INNOVATION IS VIRAL

Single subject with multiple baseline
predictors of negative response
PSI-7977/PEG/RBV Post-treatment Follow-up
32 yo Hispanic female, IL28B T/T (rs12979860), hx obesity with current BMI 29, HCV RNA
0
1
2
3
4
5
6
7
0 4 8 12 16 20 24
Weeks

Adverse Event
GT 1
Placebo
PEG/RBV
n=26
n (%)
GT 1
PSI-7977
200 mg
n=48
n (%)
GT 1
PSI-7977
400 mg
n=47
n (%)
GT 2/3
PSI-7977
400 mg
n=24
n (%)
Nausea 2 (8) 1 (2) 3 (6) 1 (4)
Chills 3 (12) 2 (4) 2 (4) 1 (4)
Fatigue 6 (23) 5 (10) 6 (13) 0
Pain 2 (8) 3 (6) 3 (6) 1 (4)
Hypertension 0 0 1 (2) 3 (12)
Back Pain 3 (12) 0 0 0
Anxiety 0 1 (2) 3 (6) 0
Depression 2 (8) 1 (2) 2 (8) 1 (4)
Insomnia 2 (8) 2 (4) 7 (15) 1 (4)
Headache 6 (23) 2 (4) 3 (6) 0
Paraesthesia 0 0 0 2 (8)
No SAEs in GT2/3 cohort, No discontinuations related to PSI-7977
PROTON
Adverse Events >5% (>moderate intensity)

PSI-7977 Phase 2b
PROTON:
Treatment-emergent Grade 3-4 lab abnormalities
GT 1
Placebo
PEG/RBV
n=26
n (%)
GT 1
PSI-7977
200 mg
n=48
n (%)
GT 1
PSI-7977
400 mg
n=47
n (%)
GT 2/3
PSI-7977
400 mg
n=24
n (%)
Hgb
G3
G4
15 (57)
0
8 (17)
0
4 (9)
0
3 (13)
0
ANC
G3
G4
11 (42)
1 (4)
14 (29)
1 (2)
6 (13)
0
2 (8)
0
Lymph
G3
G4
2 (8)
2 (8)
2 (4)
0
1 (2)
0
0
1 (4)
PLT
G3/4 0 0 0 0
ALT
G3/4 0 0 0 0
AST
G3
G4
0
0
2 (4)
0
0
0
0
0
D bili
G3/4 0 0 0 0
Hepatic: Rapid decrease in ALT
Renal: No signal in serum creatinine or urine protein:creatinine
Cardiac: No treatment emergent changes in ECGs

PROTON:
Conclusions
In 25 treatment-naïve patients with HCV GT2 and GT3,
PSI-7977 400mg QD + PEG/RBV x 12 weeks:
–
96% RVR - 96% cEVR/EOT - 96% SVR12 (ITT)
SVR12 independent of traditional predictors of response
– IFN-sparing trial
ELECTRON
ongoing
No virologic breakthrough or relapse through SVR12
– high barrier to resistance
Well-tolerated with no PSI-7977-related discontinuations
Consistent antiviral activity across HCV GT1, 2, 3
– PROTON HCV GT1 RVR 98%, cEVR 96%
(Nelson, et al.  EASL Late Breaker Poster #1372)
Favorable risk:benefit supports studies in patients with
advanced disease and broad HCV genotype distribution

Acknowledgements
Patients & their families
Investigators and Staff at participating centers:
J Lalezari: Quest Clinical Research, San Francisco, CA
E Lawitz: Alamo Medical Research, San Antonio, TX
M Rodriguez-Torres: Fundacion de Investigacion, San Juan, PR
A Sheikh: GI Specialists of GA, Marietta, GA
B Freilich: Kansas City Gastroenterology, KS
DR Nelson: UFL, Gainesville, FL
T Hassanein: UCSD, San Diego, CA
Study Team at Pharmasset, Inc.
Cenetron
DCRI
Pharstat, Inc.